Exhibit 10.1

VULCAN MATERIALS COMPANY

FIRST AMENDMENT TO CREDIT AGREEMENT

August 16, 2019

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment 1”) is made and entered into as of August 16, 2019, by and among VULCAN MATERIALS COMPANY, a New Jersey corporation (the “Borrower”), each of the Guarantors (the Borrower and the Guarantors, collectively, the “Credit Parties”), the Lenders party hereto, and SUNTRUST BANK, as the Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders, and the Administrative Agent are party to that certain Credit Agreement dated as of December 21, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders make certain modifications to the Agreement, and the Administrative Agent and the Lenders party hereto have agreed to such modifications subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

SECTION 1. Definitions.  Unless otherwise specifically defined herein, each term used herein (and in the preamble and recitals above) which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

SECTION 2. Amendment to Agreement. Section 2.2(a) of the Agreement is amended by replacing the penultimate sentence thereof with the following:

Unless otherwise agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued or amended, (i) for each Standby Letter of Credit, the rules of the International Standby Practices, International Chamber of Commerce Publication No. 590, or any subsequent revision or restatement thereof adopted by the International Chamber of Commerce and in use by the Issuing Bank, shall apply and (ii) for each Commercial Letter of Credit, the rules of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600, or any subsequent revision or restatement thereof adopted by the International Chamber of Commerce and in use by the Issuing Bank, shall apply.

SECTION 3. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date except to the extent that such representations and warranties relate to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

(b) As of the date hereof there exists no Default or Event of Default and immediately after giving effect to this Agreement there will exist no Default or Event of Default.
(c) Each Credit Party has the power and is duly authorized to enter into, deliver, and perform this Amendment 1.
(d) This Amendment 1 is the legal, valid, and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms.

SECTION 4. Conditions Precedent.  This Amendment 1 shall become effective only upon the receipt by the Administrative Agent of this Amendment 1 duly executed by each of the Credit Parties, the Administrative Agent, the Issuing Banks and the Required Lenders.

SECTION 5. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, the Credit Parties, the Lenders party hereto, and the Administrative Agent hereby acknowledge and agree that this Amendment 1 is a Loan Document.

(b) Effect of Amendment 1.  Except as set forth expressly hereinabove, all terms of the Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Credit Parties.

(c) No Novation or Mutual Departure.  The Credit Parties expressly acknowledge and agree that (i) there has not been, and this Amendment 1 does not constitute or establish, a novation with respect to the Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Amendment 1 shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from any Credit Party to the Administrative Agent or the Lender under, or to demand strict performance of the terms, provisions, and conditions of, the Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Agreement or the other Loan Documents.

(d) Ratification.  The Credit Parties hereby restate, ratify, and reaffirm all of their obligations and covenants set forth in the Agreement and the other Loan Documents to which they are parties effective as of the date hereof.

(e) Claims.  To induce the Administrative Agent and the Lenders to enter into this Amendment 1 and to continue to make advances pursuant to the Agreement (subject to the terms and conditions thereof), the Credit Parties hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of any Credit Party or arising out of or with respect to any of the Loans or other obligations of any Credit Party owed to the Administrative Agent and the Lenders under the Agreement or any other Loan Document.

(f) Release.  In consideration of the agreements contained herein, the Credit Parties hereby waive and release each of the Lender Group members and their respective directors, partners, officers, employees and agents, from any and all claims and defenses, known or unknown as of the date of this Amendment 1, with respect to the Agreement, the other Loan Documents and the transactions contemplated thereby on or before the date of this Amendment 1.

(g) Counterparts.  This Amendment 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(h) Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment 1 via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment 1.

(i) Recitals Incorporated Herein. The preamble and the recitals to this Amendment 1 are hereby incorporated herein by this reference.

(j) Section References.  Section titles and references used in this Amendment 1 shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(k) Further Assurances.  The Credit Parties agree to take, at the Credit Parties’ expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(l) Governing Law.  This Amendment 1 shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(m) Severability.  Any provision of this Amendment 1 which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

Exhibit 10.1 - Page 2

(n) Reaffirmation of Guarantors.  Each Guarantor (i) consents to the execution and delivery of this Amendment 1, (ii) reaffirms all of its obligations and covenants under the Agreement and the other Loan Documents to which it is a party, and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Amendment 1.

[SIGNATURES ON FOLLOWING PAGES]

Exhibit 10.1 - Page 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 1 to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:VULCAN MATERIALS COMPANY, as the

Borrower

By:   /s/ C. Wes Burton, Jr.

Name: C. Wes Burton, Jr.

Title:  Vice President and Treasurer

Exhibit 10.1 - Page 4

GUARANTORS:AGGREGATES USA, LLC

AGGREGATES USA (AUGUSTA), LLC

AGGREGATES USA (MACON), LLC

AGGREGATES USA (SAVANNAH), LLC

AGGREGATES USA (SPARTA), LLC

ARUNDEL COMPANY, LLC

DMG EQUIPMENT COMPANY, LLC

FLORIDA ROCK INDUSTRIES, INC.

HARPER BROTHERS, LLC

LEGACY VULCAN, LLC

MARYLAND STONE, LLC

MCCARTNEY CONSTRUCTION COMPANY, INC.

MCCARTNEY CONSTRUCTION COMPANY, L.L.C.

S & G CONCRETE COMPANY, LLC

TCS MATERIALS, LLC

VIRGINIA CONCRETE COMPANY, LLC

VULCAN AGGREGATES COMPANY, LLC

VULCAN CONSTRUCTION MATERIALS, LLC

By:   /s/ C. Wes Burton, Jr.

Name: C. Wes Burton, Jr.

Title:   Vice President and Treasurer

FULTON CONCRETE COMPANY, LLC

By:   /s/ C. Wes Burton, Jr.

Name: C. Wes Burton, Jr.

Title:   Vice President and Assistant

           Treasurer

Exhibit 10.1 - Page 5

CALMAT CO.

SOUTHWEST GULF RAILROAD COMPANY

TRIANGLE ROCK PRODUCTS, LLC

By:    /s/ C. Wes Burton, Jr.

Name: C. Wes Burton, Jr.

Title:   Assistant Treasurer

AZUSA ROCK, LLC

VULCAN LANDS, INC.

By:      /s/ C. Wes Burton, Jr.

Name: C. Wes Burton, Jr.

Title:   Assistant Secretary and Assistant

Treasurer

BLUE PINE HOLDINGS, LLC

By:    /s/ C. Wes Burton, Jr.

Name: C. Wes Burton, Jr.

Title:   Treasurer

VULCAN ASPHALT, LLC

By:    /s/ Michael R. Mills

Name: Michael R. Mills

Title:   Vice President

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ADMINISTRATIVE AGENT, ISSUINGSUNTRUST BANK, as the Administrative

BANKS AND LENDERS:Agent, an Issuing Bank and a Lender

By:   /s/ Chris Hursey

Name: Chris Hursey

Title:    Director

WELLS FARGO BANK, N.A., as an

Issuing Bank and a Lender

By:    /s/ Andrew Payne

Name: Andrew Payne

Title:    Managing Director

U.S. BANK NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:    /s/ Jonathan F. Lindvall

Name:  Jonathan F. Lindvall

Title:      Senior Vice President

BANK OF AMERICA, N.A., as an Issuing Bank and a Lender

By:    /s/ Mike McKenzie

Name: Mike McKenzie

Title:     Vice President

REGIONS BANK, as an Issuing Bank and a Lender

By:    /s/ Cory D. Guillory

Name: Cory D. Guillory

Title:     SVP & Director

GOLDMAN SACHS BANK USA, as a Lender

By:   /s/ Jamie Minieri

Name: Jamie Minieri

Title:  Authorized Signatory

THE NORTHERN TRUST COMPANY, as a

Lender

By:   /s/ Kimberly A. Crotty

Name: Kimberly A. Crotty

Title:  Vice President

SYNOVUS BANK, as a Lender

By:       /s/ Charles C. Clark, Jr.

Name: Charles C. Clark, Jr.

Title:  Director

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ATLANTIC CAPITAL BANK, N.A., as a

Lender

By:       /s/ Dick Ridenhour

Name: Dick Ridenhour

Title:  SVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:       /s/ Lebron Womack

Name: Lebron Womack

Title:  Sr. Vice President

Exhibit 10.1 - Page 8